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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 2003

                               KANEB Services LLC

               (Exact name of registrant as specified in charter)


        Delaware                        001-16405                75-2931295
(State of Incorporation)          (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)



                          2435 North Central Expressway
                             Richardson, Texas 75080
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 699-4062




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Item 5.   Other Events.

     On August 1, 2003, the Registrant issued the attached press release regarding its earnings for the second quarter of 2003.



Item 7.   Financial Statements and Exhibits.

          99.1 Press Release dated August 1, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               KANEB SERVICES LLC



Dated August 1, 2003                //s//  HOWARD C. WADSWORTH
                               -------------------------------------------------
                               Howard C. Wadsworth
                               Vice President, Treasurer and Secretary